Exhibit 99.1

[LOGO]

Disclaimer This presentation contains forward-looking statements within the meaning of “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995, including: statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our rimegepant, BHV-3500, troriluzole, BHV-0223, BHV-5000 and BHV-3241 development programs, the timing of the availability of data from our clinical trials, the timing of our planned regulatory filings, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates and the clinical potential utility of our product candidates, alone and as compared to other existing or potential treatment options. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements and from the Company's current expectations. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. Subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no obligation to do so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For further information regarding these risks, uncertainties and other factors, you should read the “Risk Factors” section of the Registration Statement related to this offering and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the ”SEC”) on February 28, 2019 and the Company’s other periodic reports filed with the SEC. References to www.biohavenpharma.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on such website into this presentation by reference. This presentation also contains market data and other statistical information that are based on independent industry publications, reports by market research firms or published independent sources. Some market data and statistical information are also based on the Company's good faith estimates, which are derived from management's knowledge of its industry and such independent sources referred to above. While the Company is not aware of any misstatements regarding the market and industry data presented herein, such data involve risks and uncertainties and are subject to change based on various factors. MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 2

NEUROINNOVATING ACROSS THREE NOVEL SMALL-MOLECULE PLATFORMS BROAD PIPELINE OF LATE STAGE PRODUCT CANDIDATES

Biohaven’s Late Stage Development Pipeline RIMEGEPANT Phase 3 Zydis™ ODT Acute Migraine RIMEGEPANT Phase 3 Acute Migraine RIMEGEPANT Phase 3 Long-Term Safety Study CGRP antagonism RIMEGEPANT Phase 3 Preventive Migraine TRORILUZOLE Phase 2/3 Alzheimer’s Disease (AD)† TRORILUZOLE Phase 2/3 Obsessive-Compulsive Disorder (OCD) TRORILUZOLE Phase 2/3 Spinocerebellar Ataxia (SCA) TRORILUZOLE Phase 2/3 Generalized Anxiety Disorder (GAD) GLUTAMATE modulation BHV-5000 Phase 1 Neuropsychiatric Indications MPO inhibition CGRP GLUTAMATE MYELOPEROXIDASE BHV-3500 Phase 2 Intranasal Acute & Preventive Treatment of Migraine NURTEC™ Phase 3 Zydis™ ODT Amyotrophic Lateral Sclerosis (ALS)* VERDIPERSTAT Phase 2 Multiple System Atrophy (MSA) MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 4 † External collaboration with Alzheimer’s Disease Cooperative Study (ADCS) group) * 505(b)(2)

NOjeCTION CGRP-Antagonist Platform TM Expanded Phase 3 Data, Panel Discussion and Q&A Moderator: Kishen Mehta

Richard Lipton, MD ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 6 Edwin S. Lowe Professor and Vice Chair of Neurology Professor of Epidemiology and Population Health, Psychiatry and Behavioral Science, Albert Einstein College of Medicine Director, Montefiore Headache Center Fellow, American Academy of Neurology Diplomate, American board of Psychiatry and Neurology Past-president, American Headache Society Over 800 publications MAY 2019 Member, Biohaven Scientific Advisory Board; BHVN stockholder; paid consultant Biohaven Scientific Advisory Board

David Kudrow, MD MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 7 Headache Specialist, Board Certified Neurologist - Director, California Medical Clinic for Headache Director Emeritus, Headache Clinic Harbor-UCLA Medical Center Assistant Clinical Professor in Neurology, UCLA David Geffen School of Medicine Member American Academy of Neurology, American Headache Society and International Headache Society Clinical Trials Investigator paid consultant for Biohaven

Jelena Pavlovic, MD, PhD MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 8 Headache specialist, Neurologist, Montefiore Medical Center PhD in Molecular Biology Assistant professor of Neurology, Albert Einstein College of Medicine Board certified in Neurology Member, American Academy of Neurology, American Headache Society, International Headache Society Clinical Trials Investigator NIH Funded Researcher paid consultant for Biohaven

Rimegepant 75 mg Zydis® ODT Phase 3 Results: Study 303 in the Acute Treatment of Migraine

Study Design: Phase 3 Rimegepant 75 mg Zydis ODT (Study 3031) MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 10 RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Objective: Assess Rimegepant Zydis ODT versus Placebo on efficacy, safety, and tolerability in the acute treatment of migraine Rimegepant 75 mg Zydis ODT Placebo Screening Phase 3–28 days Randomization Phase Up to 45 days R End of Study Visit End of Study Visit Subjects: Aged >18 years, with >1-year history of ICHD-3 beta migraine 2 to 8 moderate or severe monthly migraine attacks; <15 monthly headache days (migraine or non-migraine) over the last 3 months Preventive migraine medication dose stable for >3 months (if using) ZYDIS ODT: Previous Phase 1 study demonstrated Tmax of 1.5 hr (ODT) vs 2.0 hr (tablet) 1. BHV3000-303: Phase 3, Double-Blind, Randomized, Placebo Controlled, Safety and Efficacy Trial of BHV-3000 (Rimegepant) Orally Disintegrating Tablet (ODT) for the Acute Treatment of Migraine (NCT03461757)

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Demographics: Representative of Typical Migraine Patient Population MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 11 Characteristic Overall (N=1351) Age, years, mean (SD) 40.2 (12.0) Sex, n (%) Female 1147 (84.9) Male 204 (15.1) Mean moderate-severe attacks per month, n (SD) 4.6 (1.79) Mean duration of untreated attacks, hr (SD) 29.5 (21.6) Historical MBS, n (%) Photophobia 770 (57.0) Nausea 317 (23.5) Phonophobia 261 (19.3) Using concurrent preventive medication, n (%) 187 (13.8)

MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 12 Rimegepant Zydis ODT Superiority Over Placebo on 21 Consecutive, Prespecified, Hierarchically-Tested Efficacy Outcome Measures Co-Primary and Secondary Endpoints Rimegepant N=669 Placebo N=682 P value Pain freedom, 2 h (co-primary) 21.2% 10.9% <.0001 Freedom from the MBS, 2 h (co-primary) 35.1% 26.8% .0009 Pain relief, 2 h 59.3% 43.3% <.0001 Ability to function normally, 2 h 38.1% 25.8% <.0001 Sustained pain relief, 2–24 h 47.8% 27.7% <.0001 Sustained freedom from the MBS, 2–24 h 27.1% 17.7% <.0001 Probability of rescue medication use within 24 h 14.2% 29.2% <.0001 Sustained ability to function normally, 2–24 h 29.6% 16.9% <.0001 Sustained pain relief, 2–48 h 42.2% 25.2% <.0001 Sustained freedom from the MBS, 2–48 h 23.2% 16.4% .0018 Sustained ability to function normally, 2–48 h 26.0% 15.4% <.0001 Freedom from photophobia, 2 ha 33.4% 24.5% .0007 Ability to function normally, 90 min 30.2% 21.3% .0002 Pain relief, 90 min 49.6% 37.2% <.0001 Sustained pain freedom, 2–24 h 15.7% 5.6% <.0001 Freedom from the MBS, 90 min 27.4% 21.5% .0128 Pain freedom, 90 min 15.1% 7.3% <.0001 Freedom from phonophobia, 2 hb 41.7% 30.2% .0003 Sustained pain freedom, 2–48 h 13.5% 5.4% <.0001 Pain relief, 60 min 36.8% 31.2% .0314 Ability to function normally, 60 min 22.3% 15.8% .0025 Freedom from nausea, 2 hc 51.0% 45.2% .0898 Pain relapse, 2–48 hd 36.6% 50.0% .0577 aRimegepant (n=593), placebo (n=611) bRimegepant (n=451), placebo (n=447) cRimegepant (n=397), placebo (n=430) dRimegepant (n=142), placebo (n=74) BHV3000-303 (NCT03461757) e nominal p-value after 1st non-sig result e

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 13 Efficacy Highlights: Single Dose Rimegepant Zydis ODT Shows Early and Sustained Effects on Pain and Return to Normal Functioning Pain Relief *60 min *90 min *2 hr *24 hr *48 hr Sustained Pain Relief Sustained Pain Relief Return to Normal Function *60 min *90 min *2 hr *24 hr *48 hr Sustained Normal Function Sustained Normal Function Pain Freedom *90 min *2 hr *24 hr *48 hr Sustained Pain Freedom Sustained Pain Freedom *p < 0.05 vs. placebo

RIMEGEPANT PHASE 3 – Studies 301, 302 (75 mg Tablet) & 303 (75 mg Zydis ODT) Nausea Freedom at 2 Hours Post-Dose is Significant in Pooled Analysis 24 hr 48 hr MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 14 Data were analyzed using Cochran-Mantel Haenszel methods. Individual studies were stratified by the use of prophylactic medication (presence or absence). The pooled analysis was stratified by study and use of prophylactic medication. Nausea Freedom at 2 Hours Post-Dose Study Rimegepant % Response Placebo % Response p-value Pooled 301/302/303 48.9% N = 1070 43.5% N = 1088 0.0128 BHV-3000-301 46.9% 41.6% 0.1815 BHV-3000-302 48.1% 43.3% 0.2084 BHV-3000-303 51.0% 45.2% 0.0898 Single Dose of Rimegepant, No Rescue Meds

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Pain Relief: Rimegepant Zydis ODT Shows Early Separation From Placebo Beginning within 15 Minutes and is Statistically Significant by 60 Minutes MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 1. Pain Relief is defined as patients who have either mild-pain or no-pain during the specified interval. Estimates computed using the mITT population and CMH methods. Subjects using rescue medications at or before the assessment, and subjects not providing data, are classified as failures. 15 Single Dose of Rimegepant, No Rescue Meds % of Patients with Pain Relief Pain Relief 0-2 Hours1 Post-Single Dosing with Rimegepant 75 mg Zydis ODT Time Rimegepant 75 mg (n=669) Placebo (n=682) 19% 59% 37% 50% 8% 28% ** * p < 0.05, ** p < 0.0001 ** * 0 10 20 30 40 50 60 15 min 30 min 45 min 60 min 90 min 120 min

Single Dose of Rimegepant, No Rescue Meds RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT 24-48 hr Pain Relief: Rimegepant Shows Lasting Benefit with a Single Dose Sustained Pain Relief Rimegepant n=669 Placebo n=682 p-value 2 to 24 hrs 47.8% 27.7% <0.0001 3 to 24 hrs 56.4% 33.1% <0.0001 4 to 24 hrs 61.7% 36.8% <0.0001 2 to 48 hrs 42.2% 25.2% <0.0001 3 to 48 hrs 49.9% 29.8% <0.0001 4 to 48 hrs 54.7% 33.0% <0.0001 Sustained Pain Relief1 from 2, 3, & 4 to 24 or 48 hours 24 hr 48 hr MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 16 1. Sustained Pain Relief is defined as patients who have either mild-pain or no-pain pain during the specified interval, with no use of rescue medication. Analyses of 3-24, 4-24, 3-48, and 4-48 hours are exploratory.

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Pain Freedom: Rimegepant Demonstrates Significant Separation at 2 hrs and Increasing Benefit Over Time After a Single Dose MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES Single Dose of Rimegepant, No Rescue Meds % of Patients Pain Free1 10% 13% 19% 23% 24% Pain Freedom 2-8 Hours Post-Single Dosing with Rimegepant 75 mg Zydis ODT Time Rimegepant 75 mg (n=669) Placebo (n=682) Percent (%) difference versus placebo at each time point 21% 56% 28% 39% 49% 1. Estimates computed using the mITT population and CMH methods. Subjects using rescue medications at or before the assessment, and subjects not providing data, are classified as failures. 3 to 8 hr are exploratory analyses. 17 ** * p < 0.0001 ** ** ** **

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Rescue Medication Use: Rimegepant Treated Patients Had Lower Use of Rescue Meds and Delayed Time to Use Data are Kaplan-Meier estimates of Rescue Medicine Use; subjects were censored (not included) at the time of taking rescue medication, and those lost to follow-up were censored at the end of the specified interval. Kaplan-Meier curve is an exploratory analysis Probability of Rescue Medicine Use 0.5 0.4 0.3 0.2 0.1 0.0 0 2 4 6 8 10 12 14 16 18 20 24 Time (hours) Rimegepant (n=537) Placebo (n=535) 22 Kaplan-Meier Curve of Time to Rescue Medication Use up to 24 Hours Post Single Dose Single Dose of Rimegepant MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 18 Log rank p-value: < 0.0001 Rimegepant (n=669) Placebo (n=682) < 15% Probability for Rimegepant Treated Patients to Use Any Rescue Medications Within 24 Hrs

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Safety: Rimegepant 75 mg ODT was Well Tolerated and Similar to Placebo MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 19 The most common AEs were nausea and urinary tract infection (<1.6%) There were no treatment-related increases in transaminase level > 3x ULN One rimegepant-treated and one placebo-treated subject had a transaminase level >3x ULN, but neither was assessed by the principal investigator as related to study medication No subjects experienced elevations in bilirubin >2x the ULN Rimegepant 75 mg ODT n=682, n (%) Placebo N=693, n (%) Participants with AEs 90 (13.2) 73 (10.5) AEs reported by >1% of subjects Nausea 11 (1.6) 3 (.4) Urinary tract infection 10 (1.5) 4 (.6) AEs related to treatment 47 (6.9) 36 (5.2) Serious AEs 0 (.0) 0 (.0) ULN: Upper limit of normal

RIMEGEPANT Phase 3 – Study 303, 75 mg ZYDIS ODT Summary: Rimegepant 75 mg ODT – Profile of Rapid and Sustained Effect in the Acute Treatment of Migraine MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 20 Rapid onset of pain relief with single dose Numerical separation from placebo as early as 15 minutes and statistically significant by 60 minutes Significantly greater percentage of patients returned to normal functioning by 60 minutes (p = 0.0025) Achieved statistical significance on regulatory co-primary endpoints of pain freedom (p < 0.0001) and freedom from most bothersome symptom (p = 0.0009) at 2 hours Superiority over placebo in 21 consecutive, prespecified, hierarchically-tested efficacy outcome measures, including: Clinical effect observed from 2 through 48 hours on freedom from pain (p < 0.0001), pain relief (p < 0.0001), freedom from most bothersome symptom (p = 0.0018), and freedom from functional disability (p < 0.0001) Safety profile similar to placebo, including liver function tests

Rimegepant Value Proposition: “One and Done” MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 21 Rapid Pain Relief Zydis® ODT Durable Benefits through 48 hrs Placebo-like Tolerability

Rimegepant 75 mg Open-Label Long-Term Safety Study

RIMEGEPANT LONG TERM SAFETY – Study 201 Study Design: Rimegepant 75 mg Open Label Long-Term Safety MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 23 AS-NEEDED up to 52 weeks (up to 1x/daily dosing) FIXED-DOSING up to 12 weeks (QOD+PRN dosing) Observation Period 30 days Rimegepant Treatment ANALYSIS < 14 Migraine Days In Observation > 14 Migraine Days In Observation < 14 Migraine Days In Observation > 14 Migraine Days In Observation N = 1498 N = 286 OBJECTIVE: Evaluate the long-term safety of rimegepant 75 mg with up to daily dosing for 1 year Preventive effects of rimegepant were also analyzed AS-NEEDED (PRN only): Patients with 2 to 14 moderate to severe migraine attacks per month prior to screening were assigned to rimegepant 75 mg PRN for up to 52 weeks FIXED-DOSING (QOD+PRN): A cohort with 4 to 14 moderate to severe migraine attacks per month were assigned to rimegepant 75 mg QOD for up to 12 weeks supplemented by PRN dosing on nonscheduled dosing days

RIMEGEPANT LONG TERM SAFETY – Study 201, Interim analysis 21FEB2019 MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 24 105,192 doses of rimegepant 75 mg administered across 1,784 patients with migraine Median number of days in study 278 Interim hepatic data were reviewed by an external independent panel of liver experts, who: Provided a consensus opinion based upon Drug-Induced Liver Injury Network (DILIN) causality assessment Did not assess any liver cases as “probably related” to study drug; and no Hy’s Law cases identified Concluded there was no liver safety signal detected through the data analysis cut-off date, including a subset of patients with near-daily dosing (>14 doses/month) In aggregate, the panel noted that, compared to placebo arms of other migraine treatments, there was a very low incidence of overall elevations of liver laboratory abnormalities (1.1% incidence of serum ALT or AST > 3x ULN) Overall LFT Results: Open Label Long-Term Safety Study

RIMEGEPANT (BHV-3000) LONG TERM SAFETY STUDY – Study 201, Interim analysis 21FEB2019 MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 25 Subjects in the 12-week QOD+PRN cohort (n=286) were exposed to 11,296 rimegepant 75 mg tablets Median number of tablets per 4 week period 14.2 Median number of days in study 85 Rimegepant was well tolerated; only 3.1% of subjects discontinued due to an adverse event During the treatment period, no rimegepant-treated subjects experienced ALT or AST levels >3x the upper limit of normal (n=281 subjects with liver function test data) No bilirubin elevations >2x the upper limit of normal Fixed-Dosing Cohort LFT Results: Open Label Long-Term Safety Study

RIMEGEPANT LONG TERM SAFETY – Study 201, Interim analysis 21FEB2019, ON-TREATMENT CENTRAL LABS No Liver Signal Detected in Fixed-Dosing (QOD+PRN) Cohort ALT or AST Rimegepant N=286 > 3x ULN 0 > 5x ULN 0 > 10x ULN 0 > 20x ULN 0 Total Bilirubin > 2x ULN 0 Alkaline Phosphatase > 2x ULN 0 LFT Results from Studies 201 (QOD+PRN Cohort) MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 26

RIMEGEPANT LONG-TERM SAFETY – Study 201, Interim analysis 21FEB2019 Rimegepant Shows Reduction in Migraine Days All Subjects with > 14 Migraine Days/Mo During Observation Period MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 27 Subjects with > 14 migraine days/mo baseline, show reductions in monthly median migraine days over 1 yr Rimegepant Treatment (Weeksa) Reduction in Migraine Days/Mo N = 210 N = 152 N = 121 N = 37 N = 54 Rimegepant 75 mg treatment shows reduction in migraine days over 1 year a. Week shown on x-axis marks end of each 28-day period - 4.0 - 5.4 - 5.1 - 4.7 - 6.0 0 1 2 3 4 5 6 7 12 24 36 48 52

In subjects with > 14 migraine days/month during observation period, there was a mean reduction of 5.3 migraine days/month at 3 months RIMEGEPANT LONG TERM SAFETY STUDY – Study 201 Rimegepant Fixed-Dosing Cohort Shows Reduction in Migraine Days Subjects with > 14 Migraine Days/Mo during Observation Period MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 28 Moderate-Severe Migraine Days/mo Baseline Month 1 Month 3 6.5 11.8 -5.3 mean reduction in migraine days/month at 3 months 7.8

48.4% of subjects in the fixed-dosing QOD+PRN cohort experienced >50% reduction from baseline during month 3 in the frequency of monthly migraine days with moderate-to-severe pain intensity RIMEGEPANT LONG TERM SAFETY STUDY – Study 201 Rimegepant Fixed-Dosing Cohort Shows Robust Reduction in Moderate-Severe Migraine Days Irrespective of Baseline Migraine Frequency MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 29 Patients Showing 50% Reduction in Moderate-Severe Migraine Days Migraine Frequency in Observation N = 244 N = 218 N = 26 ALL < 14 > 14 48.4% 48.6% 46.2% 0% 10% 20% 30% 40% 50% 60% All <14 >14

Prevention Strategy: Redefine the Treatment Paradigm as a Continuum MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 30 Rimegepant acute efficacy and long-duration of action established in three Phase 3 Trials Early signals from 201 data suggest that Rimegepant has the potential for “dual-therapy action” in both acute and preventive treatment of migraine: Effective treatment of acute event (without rebound headache) reduces transition to chronic migraine1 Rapid onset of Pain Relief: separating at 15 min, significant at 60 min2 Return to Normal Function at 60 min2 Sustained benefit seen through 48 hours2 Long half-life provides potential for “protection” from recurrence3 Low number of patients taking “day 2” dosing3 Frequency of migraines appeared to decrease over time3 Unique approach to migraine treatment differentiates from competitors Phase 3 randomized, placebo-controlled trial is ongoing to evaluate rimegepant prevention 1. LIPTON et al. 2019, Headache. Mar;59(3):306-338. 2. 303 Study: (BHV3000-303) Acute Treatment of Migraine. 3. 201 Study: (BHV3000-201) Open Label Long-Term Safety Study. Goal of Dual-Therapy Action: Acute effect + preventive effect = consistent and comprehensive benefit to patients

Clinical Case Reports: Use of Oral Rimegepant for Treatment of Breakthrough Migraine Attacks in Patients on CGRP Monoclonal Antibody

Background: 2 Case Reports of Concomitant Use of Oral Rimegepant With Injectable CGRP Monoclonal Antibody MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 32 CGRP has been confirmed as a therapeutic target in migraine: While injectable CGRP mAbs have demonstrated efficacy in reducing attack frequency, the vast majority of individuals continue to experience attacks and require acute treatment This is the first clinical report of an oral gepant being used for the acute treatment of migraine in patients concurrently treated with an injectable CGRP mAb for prevention CGRP, calcitonin gene-related peptide; FDA, Food and Drug Administration. Orally administered small molecule CGRP receptor antagonists (gepants) are in development for acute and preventive treatment Injectable monoclonal antibodies (mAbs) to the CGRP receptor or ligand are FDA approved for preventive treatment only CGRP mAbs Rimegepant MW ~145,000 MW ~530 relative size

Background: 2 Case Reports of Concomitant Use of Oral Rimegepant With Injectable CGRP Monoclonal Antibody (Cont’d) MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 33 Case reports are presented of 2 patients with historically high migraine frequency participating in the long-term safety study of rimegepant 75 mg for acute treatment (Study 201): Study 201 was designed to assess safety/tolerability of rimegepant for the acute treatment of migraine; subjects took rimegepant 75 mg orally as needed for migraine attacks (i.e., not a prevention study) Migraine days, dosing frequency, and other acute treatments used were captured throughout the study Successful treatment with rimegepant is defined as clinical and patient reported treatment of migraine without the need for additional acute treatments or rescue meds during that attack After injectable CGRP mAbs were approved by the FDA, these 2 patients started treatment for migraine prevention: one receiving erenumab and the other fremanezumab CGRP, calcitonin gene-related peptide; FDA, Food and Drug Administration.

44-year-old white female with a 22-year history of migraine Enrolled in Study 201 (LT Safety) 10 attacks during 1 month run-in Post FDA approval started erenumab (CGRP receptor-targeting mAb) Patient Profile Case Study 1: Oral Rimegepant is Safe and Consistently Effective for Acute Treatment of Breakthrough Migraine Attacks while on Preventive Erenumab 34 MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES Month 6 All 7 of these breakthrough migraine attacks were treated successfully with oral rimegepanta aSuccessful treatment with rimegepant is defined as clinical and patient reported treatment of migraine without the need for additional acute treatments or rescue meds during that attack Rimegepant 75 Mg Orally PRN for Acute Treatment of Migraine Rimegepant Erenumab 70 mg/mo + Rimegepant Rimegepant treatment eliminated all other acute treatment/rescue meds: Sumatriptan 100 mg oral Combination acetaminophen/ acetylsalicylic acid/caffeine Ibuprofen 7 breakthrough migraine attacks treated by rimegepant

47-year-old white female with a 33-year history of migraine On fremanezumab 225 mg/month for 2 months (CGRP ligand-targeting mAb) Enrolled in Study 201 (LT Safety) 11 attacks during 1 month run-in Patient Profile Case Study 2: Oral Rimegepant is Safe and Effective for Acute Treatment of Breakthrough Migraine Attacks added to 6 mo Preventive Fremanezumab Use 35 MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES Month 3 & Month 4 All 14 of these breakthrough migraine attacks were treated successfully with oral rimegepanta aSuccessful treatment with rimegepant is defined as clinical and patient reported treatment of migraine without the need for additional acute treatments or rescue meds during that attack Rimegepant 75 mg Orally PRN for Acute Treatment of Migraine Fremanezumab 225 mg/mo Fremanezumab + Rimegepant Patient treated for 2 months on CGRP mAb Fremanezumab monthly injection 225 mg/month 14 breakthrough migraine attacks treated by rimegepant Month 3 Month 4

Summary: Oral Rimegepant has the Potential to be Safe and Effective at Treating Breakthrough Migraine Attacks in Combination with Injectable CGRP mAbs Conclusions: To our knowledge, these are the first clinical reports showing that oral rimegepant has the potential to be safe and consistently effective for the treatment of breakthrough migraine attacks in combination with injectable CGRP mAb preventive therapy With oral rimegepant acute treatment, Patient Case 1 was able to stop taking all other acute treatments/rescue meds Oral rimegepant successfully treated breakthrough migraine attacks in both patients with different antibody MOA’s: a CGRP receptor-targeting mAb (erenumab) and a CGRP ligand-targeting mAb (fremanezumab) No treatment-related AEs occurred with oral rimegepant in combination with erenumab or fremanezumab MAY 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 36 Implications: Orally administered rimegepant has the potential to be safe and consistently effective when used for acute treatment of breakthrough migraine attacks during preventive treatment with injectable CGRP antibodies Successful treatment with rimegepant is defined as clinical and patient reported treatment of migraine without the need for additional acute treatments or rescue meds during that attack